UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2024

Motus GI Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38389	81-4042793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 East Broward Boulevard, 3rd Floor

Ft. Lauderdale, FL

(Address of principal executive offices, including zip code)

(954) 541-8000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 § CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 § CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.0001 per share	MOTS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to the Employment Agreement

On March 5, 2024, the board of directors (“the Board”) of Motus GI Holdings, Inc. (the “Company”) approved an amendment (the “Amendment”) to the employment agreement, dated April 1, 2018, with Ravit Ram, the Company’s Chief Financial Officer (the “Employment Agreement”), to provide that if Ms. Ram is terminated by the Company for Good Reason (as defined in the Amendment), then Ms. Ram will be entitled to a special adjustment payment, in a gross amount equal to nine (9) months’ salary, including social benefits. If Ms. Ram accepts and commences any alternate employment during the nine (9) month period, she shall be entitled to a reduced adjustment payment equal to nine (9) months’ salary minus her new position’s salary and social benefits for the remaining period.

All other material terms of the Employment Agreement remained the same.

The foregoing description of the Amendment does not purport to be compete and is qualified entirely by reference to the text of the Amendment, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Director Compensation & Employee Bonuses

On March 10, 2024, the Board acted to defer the cash compensation earned during the year ended December 31, 2023 (none of which has been paid to date) and to be earned during the year ending December 31, 2024 by the non-employee members of the Board, such compensation to be paid upon achievement of a strategic transaction, the criteria of which to be determined by the Board (a “Strategic Transaction”), and cancelled if not achieved during the year ending 2024. In addition, the Board reserved a total of $900,000 for potential cash bonus payments to the Company’s employees, contingent upon the achievement of a Strategic Transaction during the year ending December 31, 2024.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Amendment to the Employment Agreement between the Company and Ravit Ram.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTUS GI HOLDINGS, INC.

Dated: March 11, 2024	By:	/s/ Mark Pomeranz
Mark Pomeranz
Chief Executive Officer